Exhibit 24
POWER OF ATTORNEY
     The undersigned director or officer of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 1,488,943 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2002 Stock Incentive Plan and pursuant to a stock option grant made to Joseph M. Scaminace in connection with the inception of his employment with the Company, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director or officer of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 11th day of December, 2006.

/s/ Joseph M. Scaminace
Joseph M. Scaminace

POWER OF ATTORNEY
     The undersigned director or officer of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 1,488,943 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2002 Stock Incentive Plan and pursuant to a stock option grant made to Joseph M. Scaminace in connection with the inception of his employment with the Company, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director or officer of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 11th day of December, 2006.

/s/ Richard W. Blackburn
Richard W. Blackburn

POWER OF ATTORNEY
     The undersigned director or officer of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 1,488,943 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2002 Stock Incentive Plan and pursuant to a stock option grant made to Joseph M. Scaminace in connection with the inception of his employment with the Company, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director or officer of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 27th day of February, 2007.

/s/ Steven J. Demetriou
Steven J. Demetriou

POWER OF ATTORNEY
     The undersigned director or officer of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 1,488,943 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2002 Stock Incentive Plan and pursuant to a stock option grant made to Joseph M. Scaminace in connection with the inception of his employment with the Company, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director or officer of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 11th day of December, 2006.

/s/ Katharine L. Plourde
Katharine L. Plourde

POWER OF ATTORNEY
     The undersigned director or officer of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 1,488,943 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2002 Stock Incentive Plan and pursuant to a stock option grant made to Joseph M. Scaminace in connection with the inception of his employment with the Company, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director or officer of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 11th day of December, 2006.

/s/ William J. Reidy
William J. Reidy

POWER OF ATTORNEY
     The undersigned director or officer of OM Group, Inc. (the “Company”), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for the purpose of registering 1,488,943 shares of Common Stock, $.01 par value, of the Company, issuable pursuant to the OM Group, Inc. 2002 Stock Incentive Plan and pursuant to a stock option grant made to Joseph M. Scaminace in connection with the inception of his employment with the Company, hereby constitutes and appoints JOSEPH M. SCAMINACE, KENNETH HABER and VALERIE GENTILE SACHS with full power of substitution and resubstitution, as attorney to sign for the undersigned and in his or her name, place and stead, as director or officer of said Company, said Registration Statement and any and all applications and documents to be filed with the Commission pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorney and any such substitute.
     IN WITNESS WHEREOF, this Power of Attorney has been signed this 11th day of December, 2006.

/s/ Kenneth Haber
Kenneth Haber